EXHIBIT 10.1


                               NTL EUROPE, INC.
                            2003 STOCK OPTION PLAN

1.         Purpose; Construction.

           This NTL Europe, Inc. 2003 Stock Option Plan (the "Plan"), is intended to encourage stock ownership by employees, directors and independent contractors of NTL Europe, Inc. (the "Corporation") and its divisions and subsidiary and parent corporations and other affiliates, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees, directors and independent contractors to remain in the employ or service of the Corporation or its affiliates and to put forth maximum efforts for the success of the business. To accomplish such purposes, the Plan provides that the Corporation may grant Incentive Stock Options (as hereinafter defined) and Nonqualified Stock Options (as hereinafter defined).

2.         Definitions.

           As used in this Plan, the following words and phrases shall have the meanings indicated:

           (a) "AFFILIATE" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act.

           (b)    "AFFILIATED ENTITY" shall have the meaning set forth in
                  Section 4 hereof.

           (c) "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities which are properly filed on a Form 13-G.

           (d) "BOARD" shall mean the Board of Directors of the Corporation.

           (e) "CAUSE" shall mean as follows: (a) in the case of an Optionee whose employment with the Corporation or a Subsidiary Corporation is subject to the terms of an employment agreement which includes a definition of "Cause", the term "Cause" as used in this Plan or any Option Notice shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect, and (b), in all other cases, the term "Cause" as used in this Plan or any Option Notice shall mean
                  (i) an intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Corporation or any of its Subsidiary Corporations which transaction is adverse to the interests of the Corporation or any of its Subsidiary Corporations and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation

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                  in connection with the performance of duties (other than
                  traffic violations or similar offenses).

           (f) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any reference to the Code shall include all treasury regulations promulgated thereunder.

           (g) "COMMITTEE" shall have the meaning set forth in Section 3 hereof.

           (h) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Corporation.

           (i) "DISABILITY" shall mean as follows: (1) in the case of an Optionee whose employment with the Corporation or a Subsidiary Corporation is subject to the terms of an employment agreement which includes a definition of "Disability", the term "Disability" as used in this Plan or any Option Notice shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect, and (2) in all other cases, the term "Disability" as used in this Plan or any Option Notice shall have the same meaning as the term "Disability" as used in the Company's long-term disability plan, or, if the Company has no long-term disability plan, shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that when used in connection with the exercise of an Incentive Stock Option following termination of employment, the term "Disability" as used in this Plan or any Option Notice shall mean a disability within the meaning of Section 22(e)(3) of the Code.

           (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           (k) "FAIR MARKET VALUE" per share as of a particular date shall mean (i) if the shares of Common Stock are then traded in a stock exchange, on an over-the-counter market, or otherwise, the closing price for the shares of Common Stock in such market on such date or, if there were no such sales on the particular date, but there were such sales of Common Stock on dates within a reasonable period both before and after the particular date, the weighted average of the closing sale prices on the nearest date before and nearest date after the particular date, (ii) if the provisions of (i) of this subsection (k) are inapplicable because actual sales are not available during a reasonable period beginning before and ending after the particular date, the average between the bona fide bid and asked prices on the particular date, or if none, the weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the particular date, if both such nearest dates are within a reasonable period, (iii) if the provisions of (i) and (ii) of this subsection (k) are inapplicable because no actual sale prices or bona fide bid and asked prices are available on a date within a reasonable period before the

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                  particular date, but such prices are available on a date
                  within a reasonable period after the valuation date, or vice versa, then the average between the highest and lowest available sales prices or bid and asked prices, or (iv) if the Committee believes the value of the Common Stock determined under (i), (ii) or (iii) of this subsection (k) does not reflect the fair market value on the particular date, such value as the Committee in its discretion may determine.

           (l) "INCENTIVE STOCK OPTION" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated in the applicable Option Notice as an Incentive Stock Option.

           (m) NONQUALIFIED STOCK OPTION" shall mean any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

           (n) "OPTION" shall mean an option to purchase shares of Common Stock of the Corporation.

           (o) "OPTIONEE" shall mean a person who has been granted an Option under the Plan.

           (p) "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           (q) "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

           (r) "PLAN OF REORGANIZATION" means the Corporation's pre-negotiated plan of reorganization, including all supplements, appendices and schedules thereto.

           (s) "RULE 16b-3" shall mean Rule 16b-3 promulgated under Section 16 of the Exchange Act (or any other comparable provisions in effect at the time or times in question).

           (t) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than

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                  the last corporation in the unbroken chain owns stock
                  possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.         Administration.

           The Plan shall be administered by the Compensation and Option Committee of the Board (the "Compensation and Option Committee") or such other committee appointed either by the Board or by such Compensation and Option Committee (the "Committee" ); provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act with respect to the acquisition or disposition of securities hereunder or the requirements for exemption from Section 162(m) of the Code, action by the Committee shall be by a subcommittee of a committee of the Board composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3 and "outside directors" as defined in Section 162(m) of the Code, appointed by the Board or by the Committee. Notwithstanding anything in the Plan to the contrary, to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to a grant hereunder (and, as applicable, with respect to the disposition to the Corporation of a security hereunder), or as otherwise determined advisable by the Committee, the terms of such grant and disposition under the Plan shall be subject to the approval of the Board. Any approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to make grants under the Plan. Notwithstanding the foregoing, the mere fact that a member of the Committee shall fail to qualify as a "non-employee director" within the meaning of Rule 16b-3 or as an "outside director" as defined in Section 162(m) of the Code shall not invalidate any Option granted by the Committee, which Option is otherwise validly made under the Plan.

           The Committee shall have the authority and discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (1) grant Options; (2) interpret and administer the Plan, (3) resolve any ambiguity, reconcile any inconsistency, and correct any default or deficiency and/or supply any omission in the Plan or any instrument or agreement relating thereto, (4) determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); (5) determine the type or types of Options to be granted; (6) determine the persons to whom, and the time or times at which, Options shall be granted; (7) determine the number of shares to be covered by each Option; (8) prescribe, amend and rescind rules and regulations relating to the Plan; (9) determine the terms and provisions of the Option Notices (which need not be identical) entered into in connection with Options granted under the Plan; and (10) make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

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           Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option or any documents evidencing any and all Options shall be within the sole discretion of the Committee, may be made at any time pursuant to the Plan and shall be final, conclusive, and binding upon all parties, including, without limitation, the Corporation, Affiliate, any Optionee, any holder or beneficiary of any Options, and any shareholder of the Corporation.

           The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee may be selected by the Board as chairman. The Committee shall hold its meetings at such times and places, as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

           No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.         Eligibility.

           Options may be granted (i) to employees (including, without limitation, (x) officers and directors who are employees and (y) any individual to whom a formal written offer of employment has been extended) and directors (who are not employees) of the Corporation, including its present or future divisions, and Subsidiary Corporations and Parent Corporations; (ii) to employees of an affiliated entity of the Corporation (an "Affiliated Entity") which is designated by the Board to participate in the Plan; and
           (iii) to independent contractors of the Corporation, including its present or future divisions, Subsidiary Corporations, Parent Corporations or Affiliated Entities. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

           An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5.         Stock.

           The stock subject to Options hereunder shall be shares of Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed

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           2,000,000, all of which may be the subject of Incentive Stock
           Options. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 6(j) hereof. The aggregate number of shares of Common Stock with respect to which Options may be granted to any individual Optionee during the Corporation's fiscal year shall not exceed 500,000.

           In the event that any outstanding Option under the Plan for any reason expires or is canceled, surrendered, exchanged or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan. In addition, if any Option is exercised by tendering shares, either actually or by attestation, to the Corporation as full or partial payment of the exercise price, the maximum number of shares available under the Plan shall be increased by the number of shares so tendered.

6.         Terms and Conditions of Options.

           Each Option granted pursuant to the Plan shall be evidenced by a written notice (an "Option Notice" ) from the Corporation to the Optionee, which Notice shall comply with and be subject to the following terms and conditions:

           (a) NUMBER OF SHARES. Each Option Notice shall state the number of shares of Common Stock to which the Option relates.

           (b) TYPE OF OPTION. Each Option Notice shall specifically identify the Option as either an Incentive Stock Option or a Nonqualified Stock Option.

           (c) OPTION PRICE. Each Option Notice shall state the Option Price, which shall be determined by the Committee at the time of grant; provided, however, that in the case of an Incentive Stock Option, the Option Price shall in no event be less than the Fair Market Value of a share of Common Stock at the time of grant. The Option Price shall be subject to adjustment as provided in Section 6(j) hereof. An Option shall be considered to be granted on the date designated by the Committee in the resolution authorizing the grant of such Option.

           (d) MEDIUM AND TIME OF PAYMENT. Options may be exercised in whole or in part at any time during the Option period by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the Option Notice, which may include cash (including cash equivalents, such as by certified or bank check payable to the Corporation), delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, a permissible transferee (as provided in Section 6(i)) for at least six months, by means of any cashless exercise procedure approved by the Committee as permitted by law (including the withholding of shares of

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                  Common Stock otherwise issuable upon exercise), any other
                  manner determined by the Committee as permitted by law, or any combination of the foregoing.

           (e) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Notice; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate; provided, further, that such exercise period of a Nonqualified Stock Option shall not exceed eleven (11) years from the date of grant of such option; provided, further, that such exercise period of an Incentive Stock Option shall not exceed ten (10) years from the date of grant of such option. The exercise period shall be subject to earlier termination as provided in Section 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Corporation's Stock Option Administrator or to such individual(s) as the Committee may from time to time designate.

           (f) LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In applying the limitation in the preceding two sentences in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (1) the Option Price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (2) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

           (g)    TERMINATION. Except as provided in this Section 6(g) and in
                  Section 6(h) hereof or in the Option Notice, an Option may not be exercised by the Optionee to whom it was granted or by a transferee to whom such Option was transferred (as provided in Section 6(i)) unless the Optionee is then in the employ or service of the Corporation or a division or any corporation which was, at the time of grant of such Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a corporate transaction) or an Affiliated Entity, and unless the Optionee has remained

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                  continuously so employed or continuously performing such
                  service since the date of grant of the Option. Unless otherwise provided in the Option Notice, in the event that the employment or service of an Optionee shall terminate (other than by reason of death, Disability or retirement), all Options granted to such Optionee or transferred by such Optionee (as provided in Section 6(i)) that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by a transferee within three (3) months after such termination, but not beyond the expiration of the term of the Option; provided, however, that if the employment or service of an Optionee shall terminate for Cause, all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 6(h)) that are exercisable at the time of such termination shall, to the extent not theretofore exercised, terminate. Nothing in the Plan or in any Option Notice shall confer upon an individual any right to continue in the employ or service of the Corporation or any of its divisions, Parent or Subsidiary Corporations or Affiliated Entities or interfere in any way with the right of the Corporation or any such division, Parent or Subsidiary Corporation or Affiliated Entity to terminate such employment or service. The Committee may, in an Option Notice or thereafter, provide for additional periods to exercise Options following a termination of an Optionee's employment or change in such Optionee's status of employment arising by reason of the sale of a Subsidiary Corporation or a division of the Corporation or a Subsidiary Corporation.

           (h) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. Unless otherwise provided in the Option Notice, if an Optionee shall die while employed by or performing services for the Corporation or a division thereof or any corporation which was, at the time of grant of such Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a corporate transaction) or an Affiliated Entity, or within three (3) months after the termination of such Optionee's employment or service, other than for Cause, or if the Optionee's employment or service shall terminate by reason of Disability or retirement (as determined by the Committee in its sole discretion), all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 6(i)), to the extent otherwise exercisable at the time of death or termination of employment or service, may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, or by a transferee (as provided in Section 6(i)), at any time within one year after the date of death, Disability or retirement of the Optionee, but not beyond the expiration of the term of the Option.

           (i) NONTRANSFERABILITY OF OPTIONS. Unless otherwise provided in the Option Notice and except as provided in this Section 6(i), any in any event in the case of an Incentive Stock Option, no Option granted hereunder shall be transferable by the Optionee to whom granted, other than by will or the laws of descent and distribution,

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                  and the Option may be exercised during the lifetime of such
                  Optionee only by the Optionee or such Optionee's guardian or legal representative. To the extent the Option Notice so provides, and subject to such conditions as the Committee may prescribe, an Optionee may, upon providing written notice to the General Counsel of the Corporation, elect to transfer the Nonqualified Stock Options granted to such Optionee pursuant to such agreement, without consideration therefor, to members of his or her "immediate family" (as defined below), to a trust or trusts maintained solely for the benefit of the Optionee and/or the members of his or her immediate family, or to a partnership or partnerships whose only partners are the Optionee and/or the members of his or her immediate family. Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this Section 6(i) shall be void and unenforceable against the Plan and the Corporation. For purposes of this Section 6(i), the term "immediate family" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren, and such other persons as may be determined by the Committee. The terms of any such Option and the Plan shall be binding upon a permissible transferee, and the beneficiaries, executors, administrators, heirs and successors of the Optionee and, as applicable, a permissible transferee.

           (j)    EFFECT OF CERTAIN CHANGES.

                  (1) If there is any change in the number of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits or reverse stock splits, or combinations or exchanges of such shares, or other corporate actions or transactions affecting the capitalization of the Corporation, the aggregate number of shares of Common Stock available for Options, the aggregate number of Options that may be granted to any person in any calendar year, the number of such shares covered by outstanding Options, and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock so as to in the Committee's judgment and sole discretion prevent the diminution or enlargement of the benefits intended by the Plan; provided, however, that any fractional shares resulting from such adjustment shall be rounded to the nearest whole share. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Corporation's shareholders, the Committee may equitably adjust outstanding Options as it deems appropriate.

                  (2) Unless otherwise provided in an Option Notice, in the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee
                           (1) may authorize the redemption of the unexercised portion of the Option for a consideration per share of Common Stock equal to the excess, if any, of (i) the consideration payable per share of

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                           Common Stock in connection which such transaction,
                           over (ii) the purchase price per share of Common Stock subject to the Option (and any Option so redeemed shall terminate upon the making of such payment), (2) may provide that the holder of each Option shall, prior to such action or transaction (but conditioned upon the occurrence thereof), have the right to exercise such Option (at its then Option Price) or (3) may equitably adjust outstanding Options in such other manner as it deems appropriate.

                  (3) Unless otherwise provided in an Option Notice, if there is an "Acceleration Event" while unexercised Options remain outstanding under the Plan then from and after the date of the Acceleration Event (the "Acceleration Date" ), all Options that have not expired or terminated in accordance with the Plan or the Option Notice shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof.

                           An "Acceleration Event" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred; provided, however, that the transactions effected by the Plan of Reorganization shall in no event constitute an Acceleration Event

                           (i) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation) representing 30% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of Paragraph (iii) below; or

                           (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date the Plan is adopted by the Board, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at a majority of the directors then still in office who either were directors on the date

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                                 hereof or whose appointment, election or
                                 nomination for election was previously so approved or recommended; or

                           (iii) there is consummated a merger or
                                 consolidation of the Corporation or any
                                 direct or indirect subsidiary of the
                                 Corporation with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation) representing 30% or more of the combined voting power of the Corporation's then outstanding securities; or

                           (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by the stockholders of the Corporation immediately prior to such sale.

                           Notwithstanding the foregoing, an "Acceleration Event" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

                  (4) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

           (k) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or

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                  other property) or distribution of other rights for which
                  the record date is prior to the date such stock certificate is issued, except as provided in Section 6(j) hereof.

           (l) RIGHTS AS AN EMPLOYEE. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Optionee any right to continue in the employ of the Corporation or affect the right of the Corporation to terminate the employment of any Optionee at any time with or without cause.

           (m) OTHER PROVISIONS. The Option Notices authorized under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option or the transfer of shares of Common Stock underlying an Option and the inclusion of any condition as the Committee shall deem advisable.

7.         Agreement by Optionee Regarding Withholding Taxes.

           As a condition of exercise, each Optionee agrees that:

           (a) no later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required or permitted by law to be withheld upon the exercise of such Option; and

           (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local and employment taxes of any kind permitted or required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.

           With the approval of the Committee, an Optionee may satisfy the foregoing requirement by electing to have the Corporation withhold from delivery shares of Common Stock or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an Option.

8.         Term of Plan.

           Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

9.         Amendment and Termination of the Plan.

           The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the

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           written consent of the Optionee or, as applicable, a permissible transferee (as provided in Section 6(i)) is obtained.

10.        Interpretation.

           The Plan is designed and intended, to the extent applicable, to comply with Rule 16b-3 and all provisions hereof and to satisfy the requirements of Section 162(m) of the Code and any other applicable law and shall be construed in a manner to so comply.

11.        Effect of Headings.

           The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

12.        Governing Law.

           The Plan shall be governed by the laws of the State of Delaware.

13.        Effective Date of Plan.

           The effective date of the Plan is the date the Plan is adopted by the Board, subject to the approval of the Corporation's stockholders within twelve months before or after such date.


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